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                                                                EXHIBIT 10.1



                               BANCORPSOUTH, INC.

                            1994 STOCK INCENTIVE PLAN
                             AS AMENDED AND RESTATED

                            Effective April 27, 2005

                                    PREAMBLE

         WHEREAS, BancorpSouth, Inc. (the "Company") previously established the BancorpSouth, Inc. 1994 Stock Incentive Plan (the "Plan") through which the Company could award incentives based on the common stock of the Company, $2.50 par value ("Stock"), to officers, employees and consultants of the Company and its affiliates;

         WHEREAS, the Company amended and restated the Plan effective February 14, 1998 to conform with certain requirements under Section 162(m)(4)(C) of the Internal Revenue Code and Securities and Exchange Commission Rule 16b-3, to eliminate the award of stock appreciation rights under the Plan and to permit the award of restricted shares of Stock;

         WHEREAS, the shares authorized for awards under the Plan, and certain limitations stated in the Plan, were adjusted to reflect the two for one split of the Stock that occurred on May 15, 1998; and

         WHEREAS, the Company desires to amend and restate the Plan to (i) provide for awards of Performance Shares and Restricted Stock Units (both as defined herein), (ii) to raise the sublimit on time-lapse awards available under the Plan, and (iii) to eliminate the sublimit on restricted stock awards that are based on achievement of performance goals;

         NOW, THEREFORE, the Company hereby amends and restates the Plan, effective April 27, 2005:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Affiliate. A corporate parent, corporate subsidiary, limited liability company, partnership or other business entity that is directly or indirectly wholly-owned or controlled by the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, which may be in the form of Options, Performance Shares, Restricted Stock or Restricted Stock Units.

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         1.4 Board. The board of directors of the Company.

         1.5 Code. The Internal Revenue Code of 1986, as amended.

         1.6 Committee. A committee of the Board that is designated by the Board as the "executive compensation and stock option committee" or is otherwise designated to administer the Plan and is composed of at least two individuals or such number that satisfies the minimum requirements of section 162(m)(4)(C) of the Code, Rule 16b-3 of the Exchange Act, and the member rules of any trading exchange (e.g., the New York Stock Exchange) or reporting system (e.g., the Nasdaq National Market System, the OTC Bulletin Board System) upon which Stock is traded, whose members are not employees of the Company or an Affiliate.

         1.7 Company. BancorpSouth, Inc. and its successors.

         1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

         1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below:

                  (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System, another Nasdaq automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined (unless the Committee determines in good faith the fair market value of the Stock to be otherwise).

                  (b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee.

         1.11 Incentive Option. An Option that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

         1.12 Nonqualified Option. An Option that is not an Incentive Option.

         1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

         1.14 Participant. An officer, employee or consultant of the Company or of an Affiliate who either satisfies the requirements of Article IV and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

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         1.15 Performance Period. The period designated by the Committee during which a Participant must satisfy conditions or performance objectives stated in an Award. The duration of any Performance Period shall be at least six months.

         1.16 Performance Shares. An Award described in Section 4.7 that is denominated as a number of shares of Stock that are transferred to a Participant upon the achievement of performance goals within the Performance Period specified in the Award.

         1.17 Plan. The BancorpSouth, Inc. 1994 Stock Incentive Plan.

         1.18 Restricted Stock. An Award of a Stock grant that is subject to restrictions on transfer and/or a risk of forfeiture during a Performance Period, as described in Section 4.5. Shares of Stock that are subject to any such restrictions or risks of forfeiture shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or Plan.

         1.19 Restricted Stock Unit. An Award described in Section 4.6 that entitles a Participant to receive shares of Stock, cash or a combination of Stock and cash, as determined by the Committee. A Restricted Stock Unit represents an unfunded promise by the Company and is not a transfer of property within the meaning of section 83 of the Code.

         1.20 Stock. The common stock of the Company, $2.50 par value.

         1.21 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                   ARTICLE II

                                 PURPOSE OF PLAN

         The purpose of the Plan is to provide a performance incentive to, and to encourage stock ownership by, officers, employees and other persons providing services to the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.


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                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a) Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c) Make amendments to all Agreements;

         (d) Adopt, amend and rescind rules for Plan administration; and

         (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award. In addition, the Committee or a subcommittee thereof may grant Awards that are subject to the terms specified in the BancorpSouth, Inc. Executive Performance Incentive Plan.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                                   ARTICLE IV

                      ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. The Committee may from time to time designate officers, employees and other persons providing services to the Company and its Affiliates to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, Restricted Stock Units or Performance Units, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan, including the provisions of the BancorpSouth, Inc. Executive Performance Incentive Plan.

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         4.2 Grant of Awards. An Award shall be deemed to be granted to a
Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number and type of shares that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the time that an Agreement is executed by the Participant and the Company. In addition thereto, and not by way of limitation, the Committee or a subcommittee thereof may grant Awards to certain Participants that are subject to the terms specified in the BancorpSouth, Inc. Executive Performance Incentive Plan.

         4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option. No person may receive Awards with respect to more than 120,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) in any one-year period.

         4.4 Limitation on Incentive Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

         4.5 Restricted Stock. Each Award of Restricted Stock to a Participant shall specify the risks of forfeiture and/or restrictions on transfer during a Performance Period. The Committee may grant Restricted Stock to a Participant as a part of any arrangement established by the Committee and specified in an Agreement, and may include the obligation by the Participant to pay a purchase price specified by the Committee. A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, Participants shall be entitled to receive dividends on and exercise voting rights with respect to shares of Restricted Stock.

         4.6 Restricted Stock Units. Each Restricted Stock Unit Award shall specify the number of shares of Stock, the formula for determining the number of shares of Stock, and/or the amount of cash that a Participant may receive upon the satisfaction of conditions specified in the Award during the Performance Period, which may include the obligation of the Participant to pay a purchase price specified by the Committee. A Participant who receives Restricted Stock Units shall not be treated as a shareholder of the Company until the conditions specified in the Award have been satisfied therefor. Unless otherwise specified in an Agreement, Participants shall not be entitled to receive dividend equivalents on Restricted Stock Units.

         4.7 Performance Shares. Each Performance Share Award shall specify the number of shares of Stock, or the formula for determining the number of shares of Stock, that a Participant may receive upon the satisfaction of conditions specified in the Award during the Performance Period, which may include the obligation of the Participant to pay a purchase price specified by the Committee. A Participant who receives Performance Shares shall not be treated as a shareholder of the Company until the conditions specified in the Award have been satisfied therefor. Unless otherwise specified in an Agreement, Participants shall not be entitled to receive dividend equivalents on Performance Shares.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the satisfaction of conditions specified in an Award, the Company shall deliver to Participants authorized but previously unissued Stock or Stock that is held by the Company as treasury stock.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is 6,916,000 shares, subject to increases and adjustments as provided in Article VIII. Provided, however, the portion of this aggregate limit that may be issued pursuant to Awards of Restricted Stock or Restricted Stock Units that are not subject to the achievement of performance conditions (other than continued service to the Company or an Affiliate) is limited to 638,566 shares of Stock.

         5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, if any portion of a Restricted Stock Award is forfeited to the Company, or shares that are subject to any other Award are not transferable at the close of a Performance Period, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                                   ARTICLE VI

                                 TERMS OF AWARDS

         6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option shall not be less than 85% of the Fair Market Value of a share of stock on the date the Nonqualified Option is granted.

         6.2 Right to Exercise. An Award shall be exercisable on any date established by the Committee or provided for in an Agreement, provided, however, that Options shall not be exercisable and Stock under any Award shall not be transferable until at least six months after the Award is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.3 Maximum Exercise Period. The maximum period in which an Award may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Award may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.4 Transferability. Generally, any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. However, a Nonqualified Option or Restricted Stock granted under this Plan may be transferable to the extent provided in an Agreement. Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds three months, such Option shall be deemed a Nonqualified Option.

                                   ARTICLE VII

                       OPTION EXERCISE AND STOCK TRANSFER

         7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

         7.2 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, or, if approved by the Committee, an exercise involving the pledge of shares and a loan through a broker described in Securities and Exchange Commission Regulation T or Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof. Payment of the exercise price must include payment of withholding taxes as described in Section 7.3 in cash or under an arrangement that is acceptable to the Committee.

         7.3 Withholding Tax Requirements. Upon exercise of a Nonqualified Option, the lapse of restrictions on Restricted Stock, the transfer of Stock pursuant to an Award of Restricted Stock Units or Performance Shares, or any other event that results in liability for income tax by a Participant who received an Award as an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

         7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the Date of Exercise of such Option.

         7.5 Issuance and Delivery of Shares. Subject to the conditions of
Article IX, shares of Stock to be issued pursuant to an Award shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after (i) a Participant receives an Award of Restricted Stock, (ii) a Participant exercises an Option, (iii) a Performance Period during which the Participant satisfies the requirements specified in a Restricted Stock Unit Award or Performance Share Award; provided, however, that the Company may condition the delivery of shares on the Participant's execution of any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise; and provided further that the Company may delay the delivery of Stock until all restrictions specified in an Award have lapsed.

                                  ARTICLE VIII

                        ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options, and the exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

         (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

         (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

         (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 4.3 and 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

         8.3 Effect of Certain Transactions. The provisions of this Section 8.3 shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein.

If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), then, whether or not the vesting requirements set forth in any Agreement have been satisfied, (i) all shares of Restricted Stock that are outstanding at the time of the Change in Control shall become fully vested immediately prior to the Change in Control event, and (ii) all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event.

         (a) A Change in Control will be deemed to have occurred for purposes hereof, if:

         (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation controlling the Company or owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 25% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), or

         (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

         (3) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 65% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

         (4) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

For purposes of this Section 8.3(a), "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

         (b) If, as a result of the Change in Control, the Company is not the surviving entity after the transaction, or survives only as a subsidiary that is controlled by another entity, all Options that are held by the Participant immediately after the Change in Control shall be assumed by the entity which is the survivor of the transaction, or converted into options to purchase the common stock of the surviving entity, in a transaction to which section 424(a) of the Code applies.

         (c) Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Award to the extent such acceleration of vesting would cause the Participant or holder of such Award to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Award did not occur. This Section 8.3(c) shall not apply to Awards that were granted prior to the February 14, 1998 amendment and restatement of this Plan.

         8.4 No Adjustment Upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Award. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant in the form of cash.

                                   ARTICLE IX

                   COMPLIANCE WITH LAW AND REGULATORY APPROVAL

         9.1 General. No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

         9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                                    ARTICLE X

                               GENERAL PROVISIONS

         10.1 Effect on Employment. Neither the amendment and restatement of this Plan, nor its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.4 Governing Law. The laws of the State of Mississippi shall apply to all matters arising under this Plan, to the extent that federal law does not otherwise apply or preempt Mississippi law.

         10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

         (a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options;

         (b) before the effective date thereof, any amendment that increases the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year, or increases the period during which Awards may be granted or exercised; and

         (c) any amendment that is subject to approval of shareholders under the rules of the New York Stock Exchange, or such other exchange or trading system on which Stock becomes traded.

         10.7 Duration of Plan. This Plan shall continue until it is terminated by the Board pursuant to Section 10.6. However, no Incentive Option may be granted under this Plan with respect to the 2,000,000 additional shares of Stock that were reserved for grant effective February 14, 1998, pursuant to Section 5.2, after February 13, 2008. No Incentive Option may be granted under this Plan after December 27, 2004, with respect to the 916,000 shares of Stock that were originally reserved for grant hereunder effective December 28, 1994. Incentive Options granted before such dates shall remain valid in accordance with their terms.

         10.8 Effective Date of Plan. This Plan was first adopted by the Board on December 28, 1994, was thereafter approved by the shareholders of the Company and was amended and restated effective February 14, 1998, and on April 27, 2005. All Awards granted hereunder shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of the Plan prior to this amendment shall apply to the extent that the terms of this restated Plan would have a material adverse effect on the rights of a Participant under an outstanding Award, unless the Participant has given consent to the change, or would modify the vesting rights and rights to exercise an outstanding Award.

         IN WITNESS WHEREOF, the undersigned officer has executed this amendment and restatement of the Plan on this the 27th day of April, 2005, but to be effective as provided in Section 10.8.


                                              BANCORPSOUTH, INC.



                                     By:  /s/ AUBREY B. PATTERSON
                                          ----------------------------------

                                     Its: CHAIRMAN OF THE BOARD,
                                          CHIEF EXECUTIVE OFFICER
                                          ----------------------------------